UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 24, 2008
Date of Report (Date of earliest event reported)
NUVASIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7475 Lusk Boulevard, San Diego, California 92121
(Address of principal executive offices, with zip code)
(858) 909-1800
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     The undersigned Registrant previously reported the completed purchase of certain assets of Osiris Therapeutics, Inc., a Delaware corporation, including Osteocel ® , Osteocel ® XO and certain related assets from Osiris Therapeutics, Inc. (“Osiris”) (the “Osteocel Acquisition”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 24, 2008 (the “Initial 8-K”). This Amendment Number 1 to Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the Osteocel Acquisition pursuant to Item 9.01(a) and (b) of Form 8-K. The information previously reported in the Initial 8-K filed on July 24, 2008 is hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The financial statements of Osteocel required by Item 9.01(a) are filed as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Document
23.1	Consent of Stegman & Company, Independent Registered Public Accountants

99.1	Audited special-purpose carve out financial statements of the Osteocel Business Unit as of and for the year ended December 31, 2007.

99.2	Unaudited special-purpose carve out financial statements of the Osteocel Business Unit as of and for the six months ended June 30, 2008 and 2007.

99.3	Unaudited pro forma combined balance sheet as of June 30, 2008 and unaudited pro forma combined statements of operations for the six months ended June 30, 2008 and the year ended December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.
Date: October 9, 2008	By:	/s/ Alexis V. Lukianov
Alexis V. Lukianov
Chairman and Chief Executive Officer